Supplement to the
Fidelity Advisor® Diversified Stock Fund
Class A, Class M, Class C, Class I and Class Z
November 29, 2017
Prospectus

James Morrow no longer serves as lead portfolio manager of the fund.

The following information replaces existing information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Daniel Kelley (portfolio manager) has managed the fund since April 2017.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Daniel Kelley is portfolio manager of the fund, which he has managed since April 2017. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Kelley has worked as an equity research analyst and portfolio manager.

ADESI-18-02 1.820518.124	February 23, 2018